AMENDMENT NO. 2 TO CERTIFICATE OF DESIGNATIONS OF SDA AMERICA, INC.


This AMENDMENT NO. 2 TO CERTIFICATE OF DESIGNATIONS, dated as of April 22, 2005 (this "Amendment No. 2"), by and between SECURED DIGITAL APPLICATIONS, INC., a Delaware corporation (the "Parent"), SDA AMERICA, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus").

Reference is made to (i) the CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE PER SHARE (as amended, modified or supplemented from time to time, the "Certificate of Designations"), of the Company and (ii) the Securities Purchase Agreement, dated as of May 28, 2004, among the Parent, the Company and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"). Unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Certificate of Designations.

     NOW, THEREFORE, in consideration for the execution and delivery by the Company of all documents requested by the holders of the Series A Preferred Stock and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Section 5(c) of the Certificate of Designations is hereby amended to provide as follows:

          (c) The number of shares of the Parent's Common Stock issuable upon conversion of each share of Series A Preferred Stock shall equal (i) the sum of (A) the State Value per share, as amended pursuant to
          Section 5 hereof, and (B) at the Holder's election, accrued and unpaid dividends on such share, (ii) divided by the Conversion Price (as defined below).

          The Conversion Price shall be set as follows: (a) for the first $2,000,000 in Stated Value or accrued and unpaid dividends or fees converted by Holder, the Conversion Price shall be 85 percent of the average of the five lowest closing prices during the 22 trading days prior to the conversion, but in no event less than $0.07 per share;
          (b) for the next $1,000,000 in Stated Value or accrued and unpaid dividends or fees converted by Holder, the Conversion Price shall be $0.25; and (c) for each succeeding amount converted, whether in Stated Value or accrued and unpaid dividends or fees, the Conversion Price shall $0.35 per share.


          2. This Amendment No. 2 shall be effective as of the date hereof following the execution of same by each of the Company, the Parent and the Laurus.

          3. There are no other amendments to the Certificate of Designations.

          4. Each of the Parent and the Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by the Company in connection with the Securities Purchase Agreement, the Certificate of Designations and the Related Agreements (as defined in the Securities Purchase Agreement) are true correct and complete and all of the Parent's and the Company's covenant requirements have been met. As of the date hereof, no Event of Default under any Related Agreement has occurred or is continuing.

          5. This Amendment No. 2 shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.
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          IN WITNESS  WHEREOF,  each of the Company,  the Parent and Laurus have caused this Amendment No. 2 to the Certificate of Designations to be signed in its name this 22nd day of April, 2005.


                                 SECURED DIGITAL APPLICATIONS, INC.


                                 By:/S/Patrick Soon-Hock Lim
                                    ---------------------
                                    Name:Patrick Soon-Hock Lim
                                    Title:Chairman



                                 SDA AMERICA, INC.

                                 By:/S/ Patrick Soon-Hock Lim
                                    ----------------------
                                    Name: Patrick Soon-Hock Lim
                                    Title: Chairman

                                 LAURUS MASTER FUND, LTD.


                                 By:/S/David Grin
                                    -------------
                                    Name: David Grin
                                    Title: Partner